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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest event reported): April 11, 2003
                                                          --------------

                             ESCALADE, INCORPORATED
             (Exact name of Registrant as specified in its charter)

          Indiana                       0-6966                 13-2739290
          -------                       ------                 ----------
(State or Other Jurisdiction   (Commission File Number)  (IRS Employer I.D. No.)
     of Incorporation)

                  817 Maxwell Avenue, Evansville, Indiana 47711
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (812) 467-1200
                                                           --------------

ITEM 9. REGULATION FD DISCLOSURE

On April 11, 2003, Escalade, Incorporated ("Escalade") issued the press release and quarterly message to shareholders attached hereto as Exhibits 99.1 and 99.2, respectively. The issuances of the press release and quarterly message to shareholders are required to be reported, and such public disclosure furnished, on Form 8-K pursuant to Item 12. Disclosure of Results of Operations and Financial Condition. Escalade is furnishing the required information on this Form 8-K pursuant to Item 9 in accordance with the interim filing guidance provided by the Securities and Exchange Commission in SEC Release No. 33-8216 on March 27, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Evansville, Indiana by the undersigned hereunto duly authorized.


Date: April 11, 2003           ESCALADE, INCORPORATED
                               By: /s/ John R. Wilson
                                   ---------------------------------
                                   Vice President and Chief Financial Officer



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
99.1          Press release dated April 11, 2003.

99.2 Message to Shareholders dated April 11, 2003 for quarter ended March 22, 2003.